UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                               LIFEWAY FOODS, INC.
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                (Name of Registrant as Specified in its Charter)


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      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
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(4)  Date Filed:
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

                               LIFEWAY FOODS, INC.
                                 6431 W. OAKTON
                             MORTON GROVE, IL 60053

        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 11, 2005




TO OUR SHAREHOLDERS:

You are invited to be present either in person or by proxy at the Annual Meeting of Shareholders of Lifeway Foods, Inc., an Illinois corporation (the "Company"), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on Saturday, June 11, 2005 at 11:00 a.m. local time (the "Meeting"), to consider and act upon the following:

1. To elect Six Directors to serve until the next meeting or until their successors are duly elected and qualified.

2. To ratify the appointment of Plante & Moran, PLLC, as independent auditors for the next fiscal year.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of Common Stock of record at the close of business on April 15, 2005 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open.

WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Ludmila Smolyansky
                                         Chairperson of the Board
                                         Skokie, Illinois
                                         April 29, 2005

                               LIFEWAY FOODS, INC.

                                 PROXY STATEMENT

PROCEDURAL MATTERS

THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE "COMPANY" or "LIFEWAY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD AT 11:00 A.M., LOCAL TIME, ON SATURDAY, JUNE 11, 2005, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


Shareholders of record of Common Stock of the Company at the close of business on April 15, 2005 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Shareholders. A shareholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person. Beneficial owners wishing to vote at the Meeting who are not shareholders of record on the Company's books (e.g., persons holding in street name) must bring to the Meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.


SOLICITATION OF PROXIES

This Proxy Statement and the form of proxy are first being mailed to the shareholders beginning approximately May 4, 2005. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by mail, the directors, officers and investor relations staff (who will receive no compensation therefor in addition to their regular remuneration) of the Company named herein may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has retained Computershare Investor Services ("Computershare"), an outside firm, to print and package all proxy statements and related materials, and to solicit proxies solely from individual shareholders of record. The services provided by Computershare to the Company are expected to cost approximately $1,600.00. The Company has also retained Automatic Data Processing, Inc. ("ADP"), at an approximate cost of $1,300.00, to contact banks, brokerage houses and other custodians, nominees and fiduciaries with requests to forward copies of the proxy materials to their respective principals and to request instructions for voting the proxies. The expenses of such banks, brokerage houses and other custodians, nominees and fiduciaries in connection therewith are covered by the estimated fee to be paid by the Company to ADP. Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.


VOTING OF PROXIES

A form of proxy is enclosed for use at the Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof. Management intends to vote the 4,474,309 (approximately 53.1%) of Common Stock which it controls in favor of the proposals to (i) elect six Directors to serve until the next Annual Meeting or until each of their successors is duly elected and qualified and (ii) to ratify the appointment of Plante & Moran, PLLC as independent auditors for 2005.


VOTING SECURITIES AND VOTE REQUIRED

Only holders of the 8,412,388 shares of Common Stock, no par value per share, of record outstanding at the close of business on April 15, 2005 (the "Record Date"), will be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Under the rules of the Securities and Exchange Commission (the "SEC"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director and for Proposal 2. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy provides for withholding of votes with respect to the election of Directors and a shareholder present at the Meeting also may abstain with respect to such election.


ANNUAL REPORT ON FORM 10-KSB

This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004 (the "Annual Report"). Shareholders are referred to the Annual Report for information concerning the Company's business and operations, but the Annual Report is not part of the proxy soliciting materials.


PROPOSAL 1:  ELECTION OF DIRECTORS

Six Directors are to be elected at the Meeting. The Directors will be elected at the Meeting to serve until the next annual meeting of shareholders of the Company or until each of their successors shall be duly elected and qualified. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election of each of the six nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Company), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law. Each of the nominees currently is serving as a Director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT THE DIRECTORS NOMINATED HEREIN TO SERVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The names of the nominees and certain information with regard to each nominee follows:

NAME                  AGE    TITLE
-------------------   ----   ---------------------------------------------------

Ludmila Smolyansky    57     Director and Chairperson of the Board of Directors

Julie Smolyansky      30     CEO, President, and Director

Pol Sikar             57     Director

Rick D. Salm          53     Director

Renzo Bernardi        53     Director

Juan Carlos Dalto     64     Director


NOMINEES FOR ELECTION AS DIRECTORS

LUDMILA SMOLYANSKY was appointed as a Director by the Board to fill a vacancy created by an increase of the maximum number of Directors up to seven and unanimously elected as the Chairperson of the Board in November 2002. The Company has determined to intentionally keep one seat vacant at this time, for a total of six directors. For more than 20 years, Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. In 2002, prior to the commencement of her tenure as a Director, she was hired by the Company as its General Manager. Mrs. Smolyansky devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky (the President, Chief Executive Officer (CEO), and a Director of the Company) and Edward P. Smolyansky (the Company Treasurer and Chief Financial and Accounting Officer of the Company).

JULIE SMOLYANSKY was appointed as a Director, and elected President, CEO, CFO and Treasurer of the Company by the Board of Directors to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She is a graduate with a Bachelor's degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as the Company's Director of Sales and Marketing. She devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board. In 2004, Ms. Smolyansky resigned as CFO and Treasurer and Edward Smolyansky, Ms. Smolyansky's brother, was appointed to such positions.

POL SIKAR has been a Director of the Company since its inception in February 1986. He is a graduate with a Master's degree from the Odessa State Institute of Civil Engineering in Russia. For more than 11 years, he has been President and a major shareholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company.

RICK D. SALM, a Director of the Company since its inception in February 1986, is Executive Vice-President of the Harris Bank of Winnetka, Illinois. Mr. Salm joined the Harris Bank in 2002, after spending 20 years with the First Commercial Bank of Chicago, Illinois, and is currently in charge of commercial lending activities. Mr. Salm holds a Bachelor's degree from St. Norbert College, from which he graduated in 1974. Mr. Salm devotes as much time as necessary to the business of the Company. Mr. Salm holds no other directorships in any other reporting company.

RENZO BERNARDI has been a Director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc., a Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 30 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi devotes as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company.

JUAN CARLOS DALTO has served as a director of the Company since July 2004. Juan Carlos Dalto is President and CEO of The Dannon Company. He has extensive international background in the packaged goods industry and has strategic and direct responsibilities for Danonn's dairy products in the United States and Canada. Mr. Dalto joined Dannon's parent company, Groupe Danone, as Marketing VP for Danone Argentina, his native country, in December 1997 after which he served as CEO for Danone Portugal in 2000. Mr. Dalto holds a Masters in Strategic Marketing from Adam Smith Open University, Buenos Aires, Argentina and a Diploma for Business Executives in Strategic Marketing Planning from University of Michigan. He also holds a degree in Industrial Engineering from the Buenos Aires Institute of Technology. Mr. Dalto was nominated by Danone, as its nominee to the Lifeway Board of Directors, due to the departure of Mr. Kunz from Danone and his resignation from the Lifeway Board. The Lifeway Board of Directors subsequently appointed Mr. Dalto to fill the vacancy created by the resignation of Mr. Kunz as provided by the By-laws of the Company.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were timely met, except as provided below.

Certain Directors and/or Officers have not made all required Section 16 filings in a timely manner during the year ended December 31, 2004 and are listed below.

                                                              Number of late     Number of transactions not
Name of Director or Officer              Title              Section 16 Reports   reported on a timely basis
---------------------------   ---------------------------   ------------------   --------------------------
Ludmila Smolyansky            Director and Chairperson of            1                       2
                              the Board of Directors

Julie Smolyansky              Director, President and CEO            2                       2

Edward P. Smolyansky          Treasurer and CFO                      1                       1

BOARD AND COMMITTEE MEETINGS

During 2004, the Company's Board of Directors held four regular meetings (the Company's annual meeting of shareholders and Directors and three quarterly meetings) and one special meeting. In 2004, five of six Directors attended the Company's annual meeting. Each director attended at least 75% of all meetings of our board of directors and committees on which he or she served that were held during 2004. Shareholders of the Company may send communications to the Board of Directors via the Company's Investor Relations department, which makes such communications available to the Directors as appropriate, to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053, telephone (847) 967-1010, fax
(847) 967-6558. The Investor Relations department can be reach via email at: info@lifeway.net.

The Board of Directors has an Audit Committee which currently consists of Messrs. Sikar and Salm, who are "independent" within the meaning of Rule 4200(a)(15) of the Nasdaq National Market System ("Nasdaq"). Audit Committee members are appointed by the full Board. The functions of the Audit Committee are to review the Company's internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, including pre-approval of non-audit services, the auditors' independence; and recommend to the Board of Directors for its approval and for ratification by the shareholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company. No member of the Audit Committee is a "financial expert," as defined in Item 401 of Regulation S-B. The Board examined the qualifications of its Audit Committee members and determined that the present members of the Audit Committee were sufficiently capable of performing the duties of the Audit Committee in 2004 without being "financial experts" within the definition provided in Item 401 of Regulation S-B promulgated by the SEC.

The Audit Committee held two meetings in 2004. Messrs. Sikar and Salm attended each meeting.

At its December 2003 meeting, the Audit Committee amended its Charter in order to comply with the requirements set forth in Rule 4350(d) of the Nasdaq listing standards. Among the requirements of Rule 4350(d) is that the Audit Committee must have three members. In order to comply with the NASD listing standards the Board is compiling information on potential candidates to fill the necessary third seat. At present it is unknown whether the new member of the Audit Committee shall be a "financial expert," but potential candidates who satisfy the "financial expert" requirements of Item 401 of Regulation S-B are among those being considered by the Board.

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions. As there are only six Directors serving on the Board, it is the view of the Board that all Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company's executive pay practices. Accordingly, Julie Smolyansky, Ludmila Smolyansky, Rick D. Salm, Renzo Bernardi, Pol Sikar and Juan Carlos Dalto all participate in the nominating process, in the review of executive employment contracts and in review of the Company's executive compensation practices. It is the view of the Board that the participation of all Directors in the duties of nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee, and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis. The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations. The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means. Shareholders may submit candidate recommendations by mail to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053. With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Board considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate's professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation. With respect to the identification of nominee candidates, the Board has not developed a formalized process. Instead, its members and the Company's senior management have recommended candidates whom they are aware of personally or by reputation.

CODE OF ETHICS

The Board expects the Directors, as well as officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company's code of ethics set forth in Appendix B to its 2004 Proxy Statement. Lifeway will not make any personal loans or extensions of credit to Directors or executive officers. No non-employee Director may provide personal services for compensation to the Company, other than in connection with serving as a Lifeway Director. The Board will not permit any waiver of any ethics policy for any Director or executive officer. If an actual or potential conflict of interest arises for a Director, the Director shall promptly inform the CEO and the presiding Director. If a significant conflict exists and cannot be resolved, the Director should resign. All Directors will recuse themselves from any discussion or decision affecting their personal, business or professional interests. The board shall resolve any conflict of interest question involving the CEO and other Directors or officers, and the CEO shall resolve any conflict of interest issue involving any other officer of the company.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Audit Committee currently consists of two directors, Messrs. Sikar and Salm, both of whom are independent directors in accordance with the Securities and Exchange Act of 1934 and the Nasdaq listing standards. All of the Audit Committee members have an understanding of finance and accounting and are able to read and understand fundamental financial statements. To the extent Company employees are aware of any financial irregularities, the Audit Committee has been designated to receive such information in a confidential manner.

The Audit Committee reviewed and discussed the audited financial statements for fiscal year-ended December 31, 2004 with Management and the independent auditors, Plante & Moran, PLLC ("Plante"). Additionally, the Audit Committee discussed with Plante matters as required by the Statement of Auditing Standards No. 61, which included Plante's judgments as to the quality not just the acceptability of the financial statements, changes in accounting policies and sensitive accounting estimates.

Plante provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 ("ISB Standards No. 1"). ISB Standards No. 1 requires (i) Plante to disclose in writing all relationships between Plante and related entities and the Company and its related entities, in Plante's professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Plante's professional opinion, they are independent of the Company within the meaning of the Securities Acts and (iii) discuss Plante's independence with the Audit Committee. The Audit Committee discussed with Plante its independent status.

The Audit Committee amended and restated its written charter governing its actions effective December 17, 2003. The charter of the Audit Committee appeared in its entirety as Appendix A to the Proxy Statement for 2004. The Audit Committee reviews and reassesses the charter annually. The Company is required to attach the charter as an appendix to the Company's proxy statement every three years.

Based on the Audit Committee's review of the year-end audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

The Audit Committee,

Rick D. Salm, Director
Pol Sikar, Director


AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Lifeway Audit Committee (the "Committee"), comprised of Messrs. Rick Salm and Pol Sikar, pre-approved Plante as the Company's independent auditor for the year-ended December 31, 2005 and has adopted the following guidelines regarding the engagement of the Company's independent auditor to perform services for the
Company:

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Committee with an engagement letter during the January-March quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its first or second quarter meeting.

The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, company management will submit to the Committee for approval (during the second or third quarter of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to either member thereof the authority to amend or modify the list of approved permissible non-audit services and fees. Either member will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Controller or Chief Financial Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Committee.


COMPENSATION OF DIRECTORS

During 2004, each outside (non-employee) director was compensated at the rate of $500 per meeting attended. Neither any employee director (Ludmila Smolyansky and Julie Smolyansky) nor any Director serving as the nominee of Danone (originally Thomas Kunz and later Juan Carlos Dalto) was compensated as a Director during 2004.

As compensation for continuing advisory services to the Company, and in light of her extensive experience, the Company approved the payment to Ludmila Smolyansky of a salary of $91,538.44 and a bonus of $75,000 in 2004. Ludmila Smolyansky devotes as much time as necessary to the business of the Company.


EXECUTIVE COMPENSATION

GENERAL

The following information discloses all plan and non-plan compensation awarded to, earned by, or paid to Julie Smolyansky (CEO, President, and Director) and Ed Smolyansky (CFO, Chief Accounting Officer and Controller) for all services rendered in all capacities to the Company and its subsidiaries during the year ended December 31, 2004. Except for Julie Smolyansky, no other employee of the Company served as the CEO. Except for Julie Smolyansky and Ed Smolyansky, no executive officer of the Company had total annual salary and bonus exceeding $100,000 for the fiscal year ended December 31, 2004.


SUMMARY COMPENSATION TABLE

The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended December 31, 2004, 2003 and 2002 to or for the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus, if any, exceeded $100,000 for the year ended December 31, 2004.

                               Annual Compensation
                               -------------------
Name
and
Principal                   Year Ended     Annual                    Other
Position                   December 31,   Salary($)   Bonus($)   Compensation($)
--------------------------------------------------------------------------------
Julie Smolyansky, CEO          2004        102,000     20,000        20,930
and President (1)              2003        104,000     10,000           0
                               2002         63,800     10,000           0
--------------------------------------------------------------------------------
Ed Smolyansky, CFO, Chief      2004         76,538     30,000        20,930
Accounting Officer and
Controller (2)
--------------------------------------------------------------------------------

NOTES TO SUMMARY COMPENSATION TABLE

(1) The Board appointed Julie Smolyansky as the CEO, CFO, President and Treasurer of the Company on June 10, 2002. Until that date and since September 21, 1998 she had been Director of Sales and Marketing of the Company. Since November 2004, Ms. Smolyansky has served solely as CEO and President.

(2) The Board appointed Ed Smolyansky as the CFO, Chief Accounting Officer and Controller of the Company in November 2004.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

This table has been omitted, as neither Julie Smolyansky nor Ed Smolyanksy received any individual grants of stock options or stock appreciation rights during 2004.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

This table has been omitted, as neither Julie Smolyansky nor Ed Smolyanksy hold any options and, therefore, neither exercised any stock options during 2004.


LONG-TERM INCENTIVE PLANS ("LTIP") - AWARDS IN LAST FISCAL YEAR

This table has been omitted, as neither Julie Smolyansky nor Ed Smolyanksy received any awards pursuant to any LTIP during 2004.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     (1) EMPLOYMENT CONTRACTS

On September 12, 2002, by unanimous resolution of the Board, the Company entered into an employment agreement with Julie Smolyansky. Under this agreement, the Company agreed to pay Ms. Smolyansky a discretionary annual salary and discretionary bonus. If the Company terminates Ms. Smolyansky's employment without cause or Ms. Smolyansky terminates her employment due to good reason, then Company will pay her a lump sum equal to two years of the base salary then in effect plus the aggregate of the annual bonus for which she is eligible.

     (2) EMPLOYEE, CONSULTANTS AND SERVICE PROVIDERS BENEFIT PLAN

On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the "Lifeway Foods, Inc. Consulting and Services Compensation Plan" (the "Plan") covering 600,000, as adjusted, shares of its Common Stock. The Plan was adopted by the Company on June 5, 1995. Pursuant to the Plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants, service providers and employees, including officers and directors, of the Company. The purpose of the Plan is to promote the best interests of the Company and its shareholders by providing a means of non-cash remuneration to eligible participants who contribute to operating progress and earning power of the Company. The Plan is administered by the Company's Board of Directors or a committee consisting of three members which has the discretion to determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted. As of December 31, 2004, a total of 131,400 shares had been issued under the Plan and no options remain outstanding.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only outstanding class of securities, as of April 15, 2005 by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

                                   Amount and Nature            Percent Owned
 Name and Address of                 of Beneficial               Beneficially
 Beneficial Owner (1)           Ownership of Common Stock      and of Record (2)
--------------------------------------------------------------------------------

Ludmila Smolyansky (3,4)              3,968,446 (3)                  47.2%

Julie Smolyansky (4,5)                 266,630 (5)                   3.2%

Edward Smolyansky (4,5)                228,233 (5)                   2.7%

Rick D. Salm (4,6)                      1,400 (6)                      *

Pol Sikar (4)                             5,500                        *

Renzo Bernardi (4)                        1,600                        *

Juan Carlos Dalto (4,7)                     0                          *

All Directors and Officers of
the Company as a Group (Eight
persons in total)                     4,468,609 (8)                  53.1%

Danone Foods, Inc.                    1,727,378                      20.5%


(1) With the exception of Juan Carlos Dalto and Danone, the address for all Directors and shareholders listed in this table is 6431 Oakton St., Morton Grove, IL 60053. The address for Juan Carlos Dalto and Danone, Inc. is 120 White Plains Road, Tarrytown, NY 10591.

(2) Based upon 8,412,388 shares of Common Stock outstanding as of April 15,
2005.

(3) On April 15, 2005, Mrs. Smolyansky directly owned 3,952,446 shares of Common Stock. Additionally, Mrs. Smolyansky is deemed to be the indirect beneficial owner of 16,000 shares of Common Stock held in the Smolyansky Family Foundation, of which Mrs. Smolyansky is the Trustee.

(4) A Director or Officer of the Company.

(5) 5,700 of such shares are owned by JEL General Partnership, of which Ed Smolyansky and Julie Smolyansky are general partners.

(6) On April 15, 2005, Mr. Salm was deemed to be the indirect beneficial owner of 1,000 shares held in a custodial account for his daughter, Erica.

(7) Mr. Dalto is also an officer of The Dannon Company, Inc., which is an affiliate of Danone Foods, Inc.

(8) The amount of 4,474,309 also includes 2500 shares of Common Stock beneficially owned by Val Nikolenko, the Vice President of Operations of the Company, and 5,700 shares held by JEL General Partnership.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Michael Smolyansky, the founder and former President and Chief Executive Officer of the Company died on June 9, 2002. On June 10, 2002, the Estate of Michael Smolyansky (the "Estate") owned 2,138,338 shares of Common Stock (equal to 4,276,676 shares of Common Stock adjusted for the two-for-one stock split on March 8, 2003). In accordance with the Illinois Probate Act of 1975 (755 ILCS ss.5-1/1 et seq.), Ludmila Smolyansky, his spouse, was appointed independent executor of the Estate on July 1, 2002 by Order of the Circuit Court of Cook County, Illinois, County Department, Probate Division, pursuant to that certain Last Will and Testament of Michael Smolyansky, dated February 2, 1990 (the "Will").

On December 10, 2002, the Estate sold to the Company 47,000 shares of Common Stock (equal to 94,000 split-adjusted shares of Common Stock) at $7.20 per share pursuant to a Stock Purchase Agreement dated December 10, 2002 (the "Agreement") executed by and between the Company and the Estate. The Company entered into this transaction as part of a 50,000 share Common Stock (equal to 100,000 split-adjusted shares of Common Stock) repurchase program authorized by a resolution of its Board in 2002. The Estate used the $338,400.00 of total gross proceeds from this transaction to cover its legal and administrative expenses.

On August 9, 2004, all shares remaining in the Estate were distributed to Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky.


PROPOSAL 2:  RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board has designated the firm of Plante & Moran, PLLC, ("Plante"), as independent auditors of the Company for the next fiscal year. The Audit Committee and the Company have been advised by Plante that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

During the two most recent fiscal years, there have been no disagreements with Plante, or its predecessor in interest, Gleeson, Sklar, Sawyers and Cumpata, LLP on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

Representatives of Plante are not expected to be present at the Meeting.

In the event that ratification of the appointment of Plante as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.


AUDIT FEES

In 2003, Gleeson Sklar, Sawyers and Cumpata billed Lifeway approximately $41,500 for professional services rendered for the audit of Lifeway's annual financial statements and review of financial statements included in Lifeway's Form 10-QSB or services that are normally provided in connection with statutory and regulatory filings or engagements in 2003.

On May 13, 2004, the accounting firm of Gleeson Sklar, Sawyers and Cumpata, merged with and into Plante & Moran, PLLC. In 2004, Plante & Moran, PLLC, billed Lifeway approximately $70,000 for professional services rendered for the audit of Lifeway's annual financial statements and review of financial statements included in Lifeway's Form 10-QSB or services that are normally provided in connection with statutory and regulatory filings or engagements in 2004.


AUDIT-RELATED FEES

In 2003, Lifeway's principal accountant billed Lifeway approximately $4,701 for assurance and related services that are reasonably related to the performance of the audit or review of Lifeway's financial statements.

In 2004, Lifeway's principal accountant billed Lifeway approximately $8,900 for assurance and related services that are reasonably related to the performance of the audit or review of Lifeway's financial statements.


TAX FEES

No professional services were rendered by Plante to Lifeway regarding tax advice, tax compliance and tax planning.


ALL OTHER FEES

No other fees were billed to Lifeway by Plante other than those described in this report.

No hours expended by Plante in its engagement to audit Lifeway's financial statements for the most recent fiscal year were attributable to work performed by persons other than Plante's full-time permanent employees. The Audit Committee has approved 100% of all services performed by Plante for Lifeway and disclosed above.


REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Plante & Moran, PLLC. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority.

An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2005), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.


SHAREHOLDER PROPOSALS

Any proposal that a shareholder may desire to present to the Company's 2006 Annual Meeting of Shareholders must be received in writing by Val Nikolenko, the Secretary of the Company, on or before January 3, 2006, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


UNTIMELY SHAREHOLDER PROPOSALS

Any shareholder proposals received by the Company after January 3, 2006 shall be considered an untimely proposal. The Company, in its sole discretion, may consider untimely proposals for possible inclusion in its 2006 Annual Meeting proxy materials if such untimely proposals were received on or before March 19, 2006. Any untimely shareholder proposals received after March 19, 2006 shall not be considered for possible inclusion in the Company's 2006 Annual Meeting proxy materials.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Ludmila Smolyansky
                                         Chairperson of the Board
                                         April 29, 2005

PROXY                                 PROXY                                PROXY


LIFEWAY FOODS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE HOLIDAY INN NORTH SHORE, 5300 WEST TOUHY AVENUE, SKOKIE, ILLINOIS, SATURDAY, JUNE 11, 2005, AT 11:00 A.M. LOCAL TIME.

The undersigned hereby appoints Ludmila Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1 and 2.

1. Election of Directors:

     Nominees: Ludmila Smolyansky, Julie Smolyansky, Pol Sikar, Rick D. Salm, Renzo Bernardi and Juan Carlos Dalto:

     [_] FOR [_] WITHHELD

     For, except vote withheld from the following nominees:


--------------------------------------------------------------------------------


2.   Ratification of Plante & Moran, PLLC, as independent auditors:

     [_] FOR [_] AGAINST [_] ABSTAIN


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



------------------------------------------        ------------------------------
SIGNATURE                                         DATED


------------------------------------------        ------------------------------
SIGNATURE (IF JOINTLY OWNED)                      PRINT NAME

                                                  ------------------------------
                                                  PRINT NAME (IF JOINTLY OWNED)


NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.